UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2005

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York 10043

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 19, 2005, Citigroup’s stockholders, upon recommendation of the Board of Directors, approved amendments to the Citigroup 1999 Stock Incentive Plan (the “1999 Plan”). The amendments to the 1999 Plan include a 250 million-share increase in the number of shares of Citigroup common stock available for awards under the 1999 Plan, and the addition of minimum vesting periods applicable to 80% of the shares that may be subject to awards. The 1999 Plan provides for various types of equity awards to employees, officers, non-employee directors and agents of Citigroup and its subsidiaries. The types of awards that may be granted under the 1999 Plan include restricted and deferred stock, incentive stock options, non-qualified stock options, and stock appreciation rights. The 1999 Plan will expire on April 30, 2009.

Attached hereto as Exhibit 10.1 is the Citigroup 1999 Stock Incentive Plan (as amended and restated effective April 19, 2005). A brief description of the 1999 Plan is included as part of Proposal 3 in Citigroup’s Proxy Statement for the 2005 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 15, 2005. The descriptions of the 1999 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 1999 Plan.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective April 19, 2005, and as part of the proposal to amend the 1999 Plan described above in Item 1.01, the Board of Directors terminated the Citicorp 1997 Stock Incentive Plan, the Travelers Group Capital Accumulation Plan and the Citigroup Employee Incentive Plan (the “Prior Plans”) with respect to new awards. The Prior Plans provided for the same types of equity awards as the 1999 Plan. The Citicorp 1997 Stock Incentive Plan (the “Citicorp Plan”) contained an “evergreen” feature, which provided that the number of shares available for grant under the Citicorp Plan would increase each January 1 by 1.5% of the number of shares of common stock (and equivalents) outstanding on the prior December 31, until the Citicorp Plan’s scheduled expiration date of December 31, 2006.

The result of amending the 1999 Plan and terminating the Prior Plans, including the “evergreen” Citicorp Plan, is a net decrease in the number of shares of Citigroup common stock available for awards under all Citigroup equity plans. Further details regarding the amendments to the 1999 Plan and termination of the Prior Plans are contained in Proposal 3 in the Proxy Statement.

Outstanding awards previously granted under the Prior Plans will not be affected by termination of the Prior Plans, the terms of which shall continue to govern such previously granted awards.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number

10.1	Citigroup 1999 Stock Incentive Plan (as amended and restated effective April 19, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2005	CITIGROUP INC.

	By:	/S/ MICHAEL S. HELFER
	Name:	Michael S. Helfer
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number

10.1	Citigroup 1999 Stock Incentive Plan (as amended and restated effective April 19, 2005).